Exhibit 1

JOINT FILING AGREEMENT

The persons below hereby agree that the Schedule 13D to which this agreement is attached as an exhibit, as well as all future amendments to such Schedule 13D, shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934.

Dated: September 16, 2021

Thrive Capital Partners II, L.P.

By: Thrive Partners II GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners III, L.P.

By: Thrive Partners III GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners V, L.P.

By: Thrive Partners V GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners VI Growth, L.P.

By: Thrive Partners VI GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners VII Growth, L.P.

By: Thrive Partners VII Growth GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount TW, L.P.

By:	Thrive Partners III GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount V Associates, L.P.

By:	Thrive Partners V GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount VI Associates, L.P.

By:	Thrive Partners VI GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount VII Associates, L.P.

By:	Thrive Partners VII GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners II GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners III GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners V GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners VI GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners VII Growth GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners VII GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

/s/ Joshua Kushner
Joshua Kushner

Annex I

Information With Respect to Transactions of Class A Common Stock during the Past 60 Days

Name	Date of Purchase	Nature of Transaction	Amount of Securities Purchased	Average Price Per Share	Where and How the Transaction was Effected
Thrive VII Growth	08/30/2021	Purchase of Class A Common Stock	325,958	$14.7825	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	08/30/2021	Purchase of Class A Common Stock	3,927	$14.7825	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	08/31/2021	Purchase of Class A Common Stock	301,902	$15.2420	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	08/31/2021	Purchase of Class A Common Stock	3,637	$15.2420	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	09/02/2021	Purchase of Class A Common Stock	324,442	$17.9271	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	09/02/2021	Purchase of Class A Common Stock	3,909	$17.9271	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	09/03/2021	Purchase of Class A Common Stock	155,264	$18.3547	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	09/03/2021	Purchase of Class A Common Stock	1,871	$18.3547	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	09/09/2021	Purchase of Class A Common Stock	439,418	$17.5026	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.

Claremount VII	09/09/2021	Purchase of Class A Common Stock	5,294	$17.5026	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	09/10/2021	Purchase of Class A Common Stock	247,024	$17.7436	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	09/10/2021	Purchase of Class A Common Stock	2,976	$17.7436	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	09/13/2021	Purchase of Class A Common Stock	373,057	$17.2359	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	09/13/2021	Purchase of Class A Common Stock	4,495	$17.2359	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	09/14/2021	Purchase of Class A Common Stock	509,209	$18.0970	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	09/14/2021	Purchase of Class A Common Stock	6,135	$18.0970	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	09/15/2021	Purchase of Class A Common Stock	319,871	$17.8550	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	09/15/2021	Purchase of Class A Common Stock	3,854	$17.8550	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.